                                   FORM 8-K/A

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2000



                            MRV COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         0-23452                                         06-1340090
(Commission File Number)                  (I.R.S. Employer Identification No.)


       20415 Nordhoff Street
       Chatsworth, California                            91311
(Address of Principal executive offices)               (Zip Code)


                                  818 773-0900
              (Registrant's telephone number, including area code)


                              8943 Fullbright Ave.
                              Chatsworth, CA 91311
         (Former name or former address, if changed since last report)

     This Form 8-K/A Supplements and completes registrant's Form 8-K filed May 9, 2000:

Item 7 Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     The following financial statements of Fiber Optics Communications, Inc. are included herewith:

Audited Consolidated Financial Statements As Of December 31, 1997, 1998 And
1999:

Report of Independent Auditors

Consolidated Balance Sheets at December 31, 1997, 1998 and 1999

Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, 1997, 1998 and 1999

Consolidated Statements of Changes in Stockholders Equity for the year ended
  December 31, 1997, 1998 and 1999

Consolidated Statements of Cash Flows
  for the year ended December 31, 1997, 1998 and 1999

Notes to Consolidated Financial Statements

Unaudited Consolidated Financial Statements as of March 31, 1999 and 2000:

Consolidated Balance Sheets at March 31, 1999 and 2000

Consolidated Statements of Operations And Comprehensive Income for the Periods
  Ended March 31, 1999 and 2000

Consolidated Statements Of Cash Flows
  For the Periods Ended March 31, 1999 and 2000

Notes to Consolidated Financial Statements

     (b) Pro Forma Financial Information

     The following pro forma financial information is included herewith:

Unaudited Pro Forma Condensed Consolidated Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1999

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2000

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

     (c) Exhibits

     2.1(e) Addendum No. 2 to Escrow Agreement dated as of June 26, 2000 by and among Fiber Optic Communications, Inc. ("FOCI"), Registrant and the selling shareholders of FOCI.

     2.1(f) Addendum No. 2 to Stock Purchase Agreement dated as of June 26, 2000 by and among FOCI, Registrant and the selling shareholders of FOCI.

     2.1(g) Memorandum of Understanding dated as of June 26, 2000 between Registrant and the remaining shareholders of FOCI.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 7, 2000



                                         MRV COMMUNICATIONS, INC.



                                         BY: /s/ EDMUND GLAZER
                                            -----------------------------------
                                           Edmund Glazer
                                           Vice President of Finance and
                                           Administration and
                                           Chief Financial Officer

                          [ARTHUR ANDERSEN LETTERHEAD]





                                                T N Soong & Co

                                                12th Fl., 156 Min Sheng E. Road
                                                Sec. 3 Taipei, Taiwan, ROC
                                                Tel : 886-2-2545-9988
                                                Fax: 886-2-2545-9966








               FOCI FIBER OPTIC COMMUNICATIONS, INC.



               CONSOLIDATED FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 1997, 1998 AND 1999

                          Independent Auditors' Report


To the Board of Directors and Shareholders of FOCI Fiber Optic Communications, Inc.


We have audited the accompanying consolidated balance sheets of FOCI Fiber Optic Communications, Inc. as of December 31, 1997, 1998 and 1999, and the related consolidated statements of operations and comprehensive income, shareholders' equity, and cash flows for the years ended December 31, 1997, 1998 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FOCI Fiber Optic Communications, Inc. at December 31, 1997, 1998 and 1999 and the results of its operations and its cash flows for the years ended December 31, 1997, 1998 and 1999, in conformity with accounting principles generally accepted in the United States of America.





/s/ T N SOONG & CO

T N Soong & Co
A Member Firm of Andersen Worldwide, SC
Taipei, Taiwan, the Republic of China
June 12, 2000

                      FOCI FIBER OPTIC COMMUNICATIONS, INC.

                           CONSOLIDATED BALANCE SHEETS
                        December 31, 1997, 1998 and 1999
                 (In Thousand U.S. Dollars Except Share Amounts)



                                                                                      December 31
                                                                          ---------------------------------------------
A S S E T S                                                    Notes         1997             1998            1999
-----------                                                   ---------   -------------    -------------   -------------
CURRENT ASSETS
Cash                                                             2C       $         532    $       2,236   $       3,344
Marketable securities                                          2D, 15               911            1,527             174
Notes and accounts receivable-net                             2C, 3, 14           8,119            9,361          10,348
Inventories                                                     2E, 4             2,787            8,504          11,541
Prepaid expenses and other current assets                        15               1,252            3,217           4,444
                                                                          -------------    -------------   -------------
Total Current Assets                                                             13,601           24,845          29,851
                                                                          -------------    -------------   -------------


LONG-TERM STOCK INVESTMENTS                                     2F, 5                 -               40              31
                                                                          -------------    -------------   -------------

PROPERTIES- NET                                               2G, 6, 15           9,231           15,723          25,559
                                                                          -------------    -------------   -------------

INTANGIBLE ASSETS                                                2I
Patent                                                                              149              107              66
Land occupancy rights                                                                 -              270             502
                                                                          -------------    -------------   -------------
Total Intangible Assets                                                             149              377             568
                                                                          -------------    -------------   -------------

OTHER ASSETS

Deferred charges- net                                            2J                   -              197             265
Deferred income tax                                            2N, 13               490              368             331
Refundable deposits                                                                  28              100              85
Others                                                                               10            1,029             789
                                                                          -------------    -------------   -------------
Total Other Assets                                                                  528            1,694           1,470
                                                                          -------------    -------------   -------------

TOTAL ASSETS                                                              $      23,509    $      42,679   $      57,479
                                                                          =============    =============   =============


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Short-term bank loans                                           7        $       2,099   $       2,686   $       8,700
Commercial papers                                               8                    -               -           1,659
Notes payable                                                                      867           1,607           1,225
Accounts payable                                                                   304             940           1,787
Income tax payable                                            2N, 13                25             185             188

Current portion of long-term debts                            9, 15                317             641             429

Accrued expenses and other current liabilities                  13               1,337           1,579           2,195
                                                                         -------------   -------------   -------------
Total Current Liabilities                                                        4,949           7,638          16,183
                                                                         -------------   -------------   -------------

LONG-TERM DEBTS - NET OF CURRENT PORTION                      9, 15              2,473           1,892           7,429
                                                                         -------------   -------------   -------------

OTHER LIABILITIES
Accrued pension cost                                          2M, 12                44              66              70
Others                                                                             254             313             373
                                                                         -------------   -------------   -------------
Total Other Liabilities                                                            298             379             443
                                                                         -------------   -------------   -------------

Total Liabilities                                                                7,720           9,909          24,055
                                                                         -------------   -------------   -------------

SHAREHOLDERS' EQUITY                                            10
Capital stock, $0.3 par value;
     Authorized - 35,000 thousand shares in 1997

       110,000 thousand shares in 1998 and 1999

     Issued - 35,000 thousand shares in 1997,
       56,720 thousand shares in 1998 and
       68,984 thousand shares in 1999                                           12,975          19,787          23,891
Capital surplus                                                                  5,456          13,358          11,592
Retained earnings:
     Legal reserve                                                                   -              62             267
     Unappropriated earnings                                                       426           1,871  (          755)
Cumulative translation adjustment                                       (        3,068) (        2,308) (        1,571)
                                                                         -------------   -------------   -------------
Total Shareholders' Equity                                                      15,789          32,770          33,424
                                                                         -------------   -------------   -------------

TOTAL LIABILITIES AND SHAREHOLDERS'
EQUITY                                                                   $      23,509   $      42,679   $      57,479
                                                                         =============   =============   =============



    The accompanying notes are an integral part of the financial statements.

                      FOCI FIBER OPTIC COMMUNICATIONS, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                            AND COMPREHENSIVE INCOME
              For the Years Ended December 31, 1997, 1998 and 1999
               (In Thousand U.S. Dollars Except Per Share Amounts)


                                                                                  YEARS ENDED DECEMBER 31
                                                                Notes          1997             1998             1999
                                                               ---------    ------------     ------------     -------

GROSS SALES                                                                 $      7,544     $     20,498     $     20,053

SALES RETURNS AND ALLOWANCES                                              (           38)  (          117)  (          295)
                                                                            ------------     ------------     ------------

NET SALES                                                       2K, 14             7,506           20,381           19,758

COST OF SALES                                                                      2,688           13,389           13,407
                                                                            ------------     ------------     ------------

GROSS PROFIT                                                                       4,818            6,992            6,351
                                                                            ------------     ------------     ------------

OPERATING EXPENSES
Research and development                                          2L                 895              871            1,256
General and administrative                                                         1,506            3,358            3,321
Marketing                                                                          1,067            2,132            1,692
                                                                            ------------     ------------     ------------
Total Operating Expenses                                                           3,468            6,361            6,269
                                                                            ------------     ------------     ------------

INCOME FROM OPERATIONS                                                             1,350              631               82
                                                                            ------------     ------------     ------------

NON-OPERATING INCOME (EXPENSES)
Foreign exchange gain (losses) - net                              2P               1,003   (          403)  (          599)
Interest - net                                                            (            9)  (           63)  (          322)
Loss on disposal of properties - net                                      (           71)  (           19)  (           65)
Long-term investment permanent loss                               2F                   -   (           57)  (            9)
Unrealized holdings gains (loss) of market
  securities                                                      2D      (          437)             211              170
Loss on sale of marketable securities                                     (          421)  (          106)               -
Other - net                                                                           30   (          132)             114
                                                                            ------------     ------------     ------------
Total Non-Operating Income (Expenses)                                                 95   (          569)  (          711)
                                                                            ------------     ------------     ------------

INCOME (LOSS) BEFORE INCOME TAX AND
MINORITY INTERESTS                                                                 1,445               62   (          629)

INCOME TAX BENEFIT (EXPENSE)                                    2N, 13               174              129   (           68)
                                                                            ------------     -------------    ------------

NET INCOME BEFORE MINORITY LOSS                                                    1,619              191   (          697)

MINORITY LOSS                                                                         15            1,316               36
                                                                            ------------     ------------     ------------

NET INCOME (LOSS)                                                           $      1,634     $      1,507   ( $        661)
                                                                            ============     ============     ============

OTHER COMPREHENSIVE INCOME
Translation adjustment                                                    ( $      3,068)    $        760     $        737
                                                                            ------------     ------------     ------------

COMPREHENSIVE INCOME (LOSS)                                               ( $      1,434)    $      2,267     $         76
                                                                            ============     ============     ============

EARNINGS (LOSS) PER SHARE - Based on                              2S
Weighted average outstanding common
  stock
      31,245 thousand shares in 1997 and
      50,177 thousand shares in 1998 and
      68,447 thousand shares in 1999                                             $  0.05          $  0.03        ( $  0.01)
                                                                                 =======          =======          =======
Retroactively adjusted outstanding common stock
      43,117 thousand shares in 1997 and
      60,213 thousand shares in 1998 and
      68,447 thousand shares in 1999                                             $  0.04          $  0.03        ( $  0.01)
                                                                                 =======          =======          =======



    The accompanying notes are an integral part of the financial statements.

                      FOCI FIBER OPTIC COMMUNICATIONS, INC.

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
              For the Years Ended December 31, 1997, 1998 and 1999
                           (In Thousand U.S. Dollars)

                                                                                      CAPITAL SURPLUS
                                                   CAPITAL STOCK         -------------------------------------------
                                                      ISSUED                                            Gain on
                                           ----------------------------                                Disposal of
                                                Shares                     Pain-in       Long-term     Properties
                                               (Thousand)      Amount      Capital       Investment      (2G)             Total
                                           --------------    ----------  -----------     ----------   --------------    ----------

BALANCE , JANUARY 1, 1997                          19,980    $    7,519     $        -    $        -     $        -     $        -

Issuance of capital stock for cash                 15,020         5,456          5,456             -              -          5,456
Net income for 1997                                     -             -              -             -              -              -
Translation adjustment                                  -             -              -             -              -              -
                                            -------------    ----------     ----------    ----------     ----------     ----------

BALANCE , DECEMBER 31, 1997                        35,000        12,975          5,456             -              -          5,456

Issuance of capital stock for cash                 16,470         4,905          9,809             -              -          9,809
Appropriations of 1997 earnings:
         Legal reserve                                  -             -              -             -              -              -
Capital surplus transferred into capital            5,250         1,907   (      1,907)            -              -   (      1,907)
Net income for 1998                                     -             -              -             -              -              -
Translation adjustment                                  -             -              -             -              -              -
                                            -------------    ----------     ----------    ----------     ----------     ----------

BALANCE , DECEMBER 31, 1998                        56,720        19,787         13,358             -              -         13,358

Appropriations of 1998 earnings:
         Legal reserve                                  -             -              -             -              -              -
         Stock dividends - 10%                      5,672         1,759              -             -              -              -

Capital surplus transferred into capital            5,672         2,060   (      2,060)            -              -   (      2,060)

Stocks issued as payment of bonus
  to employees                                        920           285            285             -              -            285
Net loss for 1999                                       -             -              -             -              -              -
Gain on disposal of properties                          -             -              -             -              1              1
Adjustment of capital reserve due
  to change in equity in long-term
  investments                                           -              -             -             8              -              8
Translation adjustments                                 -             -              -             -              -              -
                                            -------------    ----------     ----------    ----------     ----------     ----------

BALANCE , DECEMBER 31, 1999                        68,984    $   23,891     $   11,583    $        8     $        1     $   11,592
                                              ===========    ==========     ==========    ==========     ==========     ==========



                                                     RETAINED EARNINGS (Note 10)                 CUMULATIVE
                                            -----------------------------------------------      TRANSLATION              TOTAL
                                             Legal         Unappropriated                        ADJUSTMENT           SHAREHOLDERS'
                                             Reserve     Earnings (Deficit)        Total        ( Note 2Q)               EQUITY
                                            ----------   -------------------     ----------  ----------------          ------------

BALANCE , JANUARY 1, 1997                   $        -      ( $      1,208)    ( $    1,208)      $          -         $      6,311

Issuance of capital stock for cash                   -                   -                -                  -               10,912
Net income for 1997                                  -               1,634            1,634                  -                1,634
Translation adjustment                               -                   -                -     (        3,068)      (        3,068)
                                            ----------        ------------       ----------       ------------         ------------

BALANCE , DECEMBER 31, 1997                          -                 426              426     (        3,068)              15,789

Issuance of capital stock for cash                   -                   -                -                  -               14,714
Appropriations of 1997 earnings:
         Legal reserve                              62      (           62)               -                  -                    -
Capital surplus transferred into capital             -                   -                -                  -                    -
Net income for 1998                                  -               1,507            1,507                  -                1,507
Translation adjustment                               -                   -                -                760                  760
                                            ----------        ------------       ----------       ------------         ------------

BALANCE , DECEMBER 31, 1998                         62               1,871            1,933     (        2,308)              32,770

Appropriations of 1998 earnings:
         Legal reserve                             205      (          205)               -                  -                    -
         Stock dividends - 10%                       -      (        1,759)    (      1,759)                 -                    -

Capital surplus transferred into capital             -                   -                -                  -                    -

Stocks issued as payment of bonus
  to employees                                       -                   -                -                  -                  570
Net loss for 1999                                    -      (          661)    (        661)                 -       (          661)
Gain on disposal of properties                       -      (            1)    (          1)                 -                    -
Adjustment of capital reserve due
  to change in equity in long-term
  investments                                        -                   -                -                  -                    8
Translation adjustments                              -                   -                -                737                  737
                                            ----------        ------------       ----------       ------------         ------------

BALANCE , DECEMBER 31, 1999                 $      267      ( $        755)    ( $      488)    ( $      1,571)        $     33,424
                                            ==========        ============       ==========       ============         ============


    The accompanying notes are an integral part of the financial statements.

                      FOCI FIBER OPTIC COMMUNICATIONS, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              For the Years Ended December 31, 1997, 1998 and 1999
                           (In Thousand U.S. Dollars)


                                                                                         Years Ended December 31
                                                                           ------------------------------------------------
                                                                               1997              1998              1999
                                                                            ------------     ------------    --------------
OPERATING ACTIVITIES
Net income (loss)                                                           $      1,634     $      1,507   ( $        661)
Adjustments to reconcile net income (loss) to net cash
  provided used in operating activities:
      Depreciation and amortization                                                  697              972            1,475
      Loss on disposal of properties                                                  71               19               65
      Long-term investment permanent loss                                              -               57                9
      Accrued pension costs                                               (            4)              22                4
      Unrealized holding losses (gains) on marketable
        securities                                                                   437   (          211)  (          170)
      Minority interest in net income of consolidated
        subsidiaries                                                      (           15)  (        1,316)  (           36)
      Deferred income tax                                                 (          485)             122               37
      Loss on sale of marketable securities                                          421              106                -
      Changes in operating assets and liabilities
            Notes and accounts receivable                                 (        5,483)  (        1,242)  (          987)
            Inventories                                                   (        1,354)  (        5,717)  (        3,037)
            Prepaid expenses and other current assets                     (          237)  (        2,157)  (        1,227)
            Notes and accounts payable                                    (          189)           1,376              465
            Accrued expenses and other current liabilities                           907              402              619
                                                                            ------------     ------------   --------------
Net Cash Used in Operating Activities                                     (        3,600)  (        6,060)  (        3,444)
                                                                            ------------     ------------     ------------

INVESTING ACTIVITIES:
Acquisitions of Marketable securities                                     (        1,769)  (          511)           1,523
      Long-term stock investments                                                      -   (           40)               -
      Properties                                                          (        6,316)  (        7,175)  (       11,388)
Proceeds from disposals of Properties                                                 17              190               56
      Long-term stock investment                                                       -              135                -
Increase in deferred charges                                                           -   (          459)  (          541)
Decrease (increase) in refundable deposits                                           176   (           72)              15
Decrease (increase) in other assets                                                    -   (        1,019)             240
                                                                            ------------     ------------     ------------
Net Cash Used in Investing Activities                                     (        7,892)  (        8,951)  (       10,095)
                                                                            ------------     ------------     ------------

FINANCING ACTIVITIES:
      Proceeds from (payments of) Short-term bank loans                            1,605              587            6,014
      Commercial paper                                                                 -                -            1,659
      Long-term debts                                                                971   (          257)           5,325
      Issuance of capital stock                                                   10,912           14,714              570
      Increase in minority interest                                                    -            1,375               96
                                                                            ------------     ------------     ------------
Net Cash Provided by Financing Activities                                         13,488           16,419           13,664
                                                                            ------------     ------------     ------------

EFFECTS OF CHANGES IN FOREIGN EXCHANGE RATE                               (        1,754)             296              983
                                                                            ------------     ------------     ------------

NET INCREASE IN CASH                                                                 242            1,704            1,108

CASH AT BEGINNING OF YEAR                                                            290              532            2,236
                                                                            ------------     -------------    ------------

CASH AT END OF YEAR                                                         $        532     $      2,236     $      3,344
                                                                            ============     ============     ============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION
Cash paid for interest                                                      $        118     $        284     $        385
                                                                            ============     ============     ============
Cash paid for income tax                                                    $         12     $         34     $         29
                                                                            ============     ============     ============


    The accompanying notes are an integral part of the financial statements.

                      FOCI FIBER OPTIC COMMUNICATIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                (In Thousand U.S. Dollars, Except Share Amounts)

 1.  GENERAL

     Business

     FOCI Fiber Optic Communications, Inc. (the "Company") was incorporated under the Company Law of the Republic of China on June 14, 1995 and started its operation in September 1995. The Company designs, installs, manufactures and markets fiber optic related products such as components, testing systems, instruments, network installation, CATV engineering and sensing systems.

     The Company's has the following subsidiaries:

    -----------------------------------------------------------------------------------------------------------------------
                                                             Date, Place and
                                                              Other Details
                                                               Related to
                Name                  Ownership               Incorporation                  Nature of Business
    -----------------------------------------------------------------------------------------------------------------------
    FOCI USA, Inc.                       100%         Incorporated on March 11,   Selling of fiber optic related products
                                                          1999 in the State of        including components, testing
                                                          California, United          systems, instruments, network
                                                          States of America.          installation, CATV engineering, and
                                                                                      sensing systems.
    -----------------------------------------------------------------------------------------------------------------------
    FOCI Optronic Components,            94%          Incorporated on February    Designs, installs, manufactures and
        Inc.                                              6, 1999 in the              markets fiber optic related
                                                          Republic of China.          products including components,
                                                                                      testing systems, instruments,
                                                                                      network installation, CATV
                                                                                      engineering, and sensing systems
    -----------------------------------------------------------------------------------------------------------------------
    FIOPTEC Inc.                         93%          Incorporated on April 9,    Manufacture and markets fiber optic
                                                          1993 in the Republic        related products including fiber
                                                          of China.  The              optic components.
                                                          Company's 93%
                                                          investment was          Also, it has indirect investment in
                                                          acquired on June 29,        Shanghai FOCI Fiber Optic
                                                          1998.                       Communications Equipment, Inc.
                                                                                      through FIOPTEC Inc. (Cayman
                                                                                      Islands).
    -----------------------------------------------------------------------------------------------------------------------
    FIOPTEC Inc. (Cayman         100% owned by        Incorporated on August 28,  Investment holding company.
        Islands)                   FIOPTEC, Inc.          1998 in Cayman Islands.
    -----------------------------------------------------------------------------------------------------------------------
    Shanghai FOCI Fiber Optic    100% owned by        Incorporated on August 1,   Designs, installs, manufactures and
        Communications             FIOPTEC                1995 in Shanghai,           markets fiber optic related
        Equipment, Inc.            (Cayman                People's Republic of        products including components,
                                   Islands)               China. FIOPTEC Inc.'s       testing systems, instruments,
                                                          investment was made on      network installation, CATV
                                                          June 29, 1998.              engineering, and sensing systems.
    -----------------------------------------------------------------------------------------------------------------------
    Yuan-Tai Enterprises Pte,    100% owned by        Incorporated on October     Import fiber optic products from the
        Ltd.                       FIOPTEC Inc.           23, 1993 in Singapore.      Company for export outside
                                                          FIOPTEC Inc. made its       Singapore.
                                                          investment to the
                                                          Company on December 5,
                                                          1995 and the
                                                          investment was
                                                          disposed by FIOPTEC
                                                          Inc. on October 29,
                                                          1998.
    -----------------------------------------------------------------------------------------------------------------------

 2.  ACCOUNTING POLICIES

     A.   Basis of presentation

          The consolidated financial statements included the following: (a) 1997
          - the Company, FIOPTEC Inc., Shanghai FOCI Fiber Optic Communications Equipment, Inc., and Yuan-Tai Enterprises Pte., Ltd.; (b) 1998 - the Company, FIOPTEC Inc., FIOPTEC Inc. (Cayman Islands), and Shanghai FOCI Fiber Optic Communications Equipment, Inc.; and (c) 1999 - the Company, FIOPTEC Inc., FIOPTEC Inc. (Cayman Islands), and Shanghai FOCI Fiber Optic Communications Equipment, Inc., FOCI Optronic Components, Inc., and FOCI USA, Inc.

          All transactions and balances with consolidated companies have been eliminated.

     B.   Use of estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     C.   Concentration of credit risk

          Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and accounts receivable. Cash is deposited with high credit quality financial institutions. As far as the accounts receivable, the Company performs ongoing credit evaluations of its customers' financial condition and the Company maintains an allowance for doubtful accounts receivable based upon review of the expected collectibility of individual accounts receivable.

     D.   Marketable securities

          Marketable securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings.

          The costs of investment sold are determined by the weighted average method.

     E.   Inventories

          Inventories are stated at cost using the weighted average method and are valued at the lower of cost or market value at balance sheet date. The market value of raw materials is determined based on current replacement cost, while work-in-process and finished goods are determined by net realizable value.

     F.   Investments in shares of stock

          These investments are equity securities without readily available market value. Accordingly, they were carried at costs. The unrealized loss resulting from the decline in market value of such investment is reported as deduction from stockholders' equity in the current year's income. When it becomes evidently clear that there has been a permanent impairment in value and the chance of recovery is minimal, loss is recognized in the current year's income.

     G.   Properties

          Properties are stated at cost less accumulated depreciation. Major additions, renewals and betterment and interest expense incurred during the construction period are capitalized, while maintenance and repairs are expensed currently.

          Depreciation is provided on the straight-line method over the estimated useful lives of the assets. Salvage values of fixed assets still in use after the end of their original estimated useful lives are depreciated over the remaining new estimated useful lives. The useful lives of the fixed assets are 2~10 years, except for buildings which are 20~25 years.

          Upon sale or disposal of properties, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is credited or charged to income. Any such gain, less applicable income tax, is transferred to capital surplus at the end of the year.

     H.   Asset impairment

          Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", ("SFAS No. 121") requires recognition of impairment of long-lived assets in the event the net book value of these assets exceeds the future undiscounted cash flows attributable in use to these assets. SFAS No. 121 has not had an impact on the consolidated financial statements of the Company.

     I.   Intangible assets

          Intangible assets are stated at cost and amortized on straight-line basis over the following years: patent- 5 years; land occupancy rights
          - 50 years.

     J.   Deferred charges

          Deferred charges consisting of computer software purchased, and payments under technology transfer agreements are stated at cost and amortized on straight basis over 2-5 years.

     K.   Revenue recognition

          Sales are recognized when products are shipped to customers.

          Revenue and cost on engineering contracts are accounted for under completed contract method or the percentage of completion method. The use of the percentage of completion method depends on the ability to make reasonably dependable estimates. That is, the Company can estimate the extent of progress toward completion, contract revenues, and contract costs. The completed contract method may be used as the Company's basic accounting policy in circumstances in which financial position and results of operations would not vary materially from those resulting from use of the percentage of completion method.

          Anticipated losses on engineering contracts are provided for when determined. When the balances of contract in progress excess the one of billing on contract, the billing on contract is shown in the current asset as a deduction, on the contrary, the contract in progress is shown in the current liability as a deduction.

     L.   Research and development

          Research and development costs consist of expenditures incurred during the course of planned search and investigation aimed at the discovery of new knowledge that will be useful in developing new products or processes, or at significantly enhancing existing products or production processes. And the implementation of such is through design, testing of product alternatives or construction of prototypes. The Company expenses all research and development costs as they are incurred.

     M.   Pension costs

          The Company, FOCI Optronic Components, Inc. and FIOPTEC Inc. have non-contributory and funded defined benefit retirement plans covering all their regular employees. The contribution to an independent fund is deposited with the Central Trust of China, as the custodian. Net pension cost, with includes service cost, interest cost, expected return on plan assets and amortization of net asset or obligation at transition, is recognized based on an actuarial valuation.

     N.   Income tax

          The Company, FOCI Optronic Component, Inc. and FIOPTEC Inc. are subject to tax in the Republic of China (ROC), FIOPTEC Inc. (Cayman Island) is not subject to income or other taxes in Cayman Island, while FOCI USA, Inc. is subject to tax in the United States of America and Shanghai FOCI Fiber Optic Communications Equipment, Inc. is subject to tax in the People Republic of China (PRC).

          The Company adopted the provisions of SFAS No. 109 "Accounting for Income Tax"; the provision for income tax represents income tax paid and payable for the current year plus the changes in the deferred income tax assets and liabilities during the years. Deferred income taxes are recognized for the tax effects of temporary differences, unused tax credit and operating loss carryforwards. Valuation allowance is provided for deferred tax assets that are not certain to be realized. A deferred tax asset or liability should, according to the classification of its related asset or liability, be classified as current or noncurrent. However, if a deferred asset or liability cannot be related to a asset or liability in the financial statements, then it should be classified as current or noncurrent based on the expected reversal dates of temporary differences.

     O.   Bonuses to employees, directors and supervisors

          According to ROC regulations and the Articles of Incorporation of FOCI, a portion of distributable earnings should be set aside as bonuses to employees, directors and supervisors. Bonuses to directors and supervisors are always paid in cash. However, bonuses to employees may be granted in cash or stock or both. All of these appropriations, including stock bonuses which are valued at par value of $0.30, are charged against retained earnings under ROC GAAP, after such appropriations are formally approved by the shareholders in the following year. Under U.S. GAAP, such bonuses are charged to income currently in the year earned. Stock issued as part of these bonuses is recorded at fair market value, determined by an independent third parties. Since the amount and form of such bonuses are not finally determinable until the shareholders` meeting in the subsequent year, the total amount of the aforementioned bonuses is initially accrued based on management's estimate regarding the amount to be paid based on the Company`s Articles of Incorporation. Any difference between the initially accrued amount and the fair market value of the bonuses settled by the issuance of shares is recognized in the year of approval by shareholders.

     P.   Foreign-currency transactions

          The functional currency of the Company, FOCI Optronic Components, Inc. and FIOPTEC Inc. is New Taiwan dollars, that of Shanghai FOCI Fiber Optic Communications Equipment, Inc. is Remibi, and that of FOCI USA, Inc. and FIOPTEC Inc. (Cayman Islands) is US dollars. The foreign-currency transactions of the Company and its subsidiary, except that of FOCI USA, Inc. and FIOPTEC Inc. (Cayman Islands), are recorded using their respective functional currencies at the rates of exchange in effect when the transactions occur. Gains or losses, resulting from the application of different foreign exchange rates when cash in foreign currency is converted into New Taiwan dollars and Remibi, or when foreign-currency receivables and payables are settled, are credited or charged to income in the year of conversion or settlement. At the balance sheet dates, the balances of foreign-currency assets and liabilities are restated into the respective functional currencies based on prevailing exchange rates and any resulting gains or losses are credited or charged to income.

     Q.   Translation of foreign-currency financial statements

          The financial statements of the foreign subsidiary are translated into U.S. dollars at the following exchange rates: assets and liabilities - current rate; income and expenses - weighted average rate during the year. The resulting translation adjustment is recorded as separate component of shareholders' equity.

     R.   Comprehensive income

          The Company adopted the provisions of SFAS No. 130 "Reporting Comprehensive Income". Comprehensive income, as defined, includes all changes in equity during a period from non-owner sources. As of December 31, 1999, comprehensive income of the Company included only the translation adjustments on subsidiaries.

     S.   Earnings (loss) per share

          Earnings per share is calculated by dividing net income by the average number of shares outstanding in each period, adjusted retroactively for stock dividends issued subsequently.

 3.  NOTES AND ACCOUNTS RECEIVABLE - NET                                                     December 31
                                                                            ----------------------------------------------
                                                                               1997             1998             1999
                                                                            ------------     ------------     ------------

     Receivable from related parties (Note 14)                              $        919     $      3,140     $      3,619
     Notes receivable                                                                211              316              320
     Accounts receivable - third parties                                           7,154            7,303            7,332
                                                                            ------------     ------------     ------------
                                                                                   8,284           10,759           11,271
     Allowance for doubtful accounts                                                (165)          (1,398)            (923)
                                                                            ------------     ------------     ------------

                                                                            $      8,119     $      9,361     $     10,348
                                                                            ============     ============     ============

 4. INVENTORIES

     A.  The details of inventories are summarized as follows:

                                                                                                December 31
                                                                            -----------------------------------------------
                                                                                1997             1998             1999
                                                                            ------------     ------------     -------------
         Finished goods                                                     $      1,177     $         41     $      1,780
         Work in process                                                               -            1,798            1,427
         Raw materials                                                             1,658            4,134            4,236
         Contract in progress - net                                                    -            2,607            4,198
                                                                            ------------     ------------     ------------
                                                                                   2,835            8,580           11,641
         Allowance for losses                                                        (48)             (76)            (100)
                                                                            ------------     ------------     ------------

                                                                            $      2,787     $      8,504     $     11,541
                                                                            ============     ============     ============

     B.  The details of contract in progress are summarized as follows:

                                                                              Estimated                         Contract
                                                                   Contract   Contract   Paid - in  Billing on     in
                                      Accounting method               Price     Cost         Cost     Contract   Progress
                                      -----------------            --------   ---------  ---------  ----------  ----------

         1999
         ----
         Applied system of fiber   Completed contract method
           optic                                                    $  5,400   $  5,348    $  4,813   $    722   $  4,091
         Others                    Completed contract method             492        394         107          -        107
                                                                    --------   --------    --------   --------   --------

                                                                    $  5,892   $  5,742    $  4,920   $    722   $  4,198
                                                                    ========   ========    ========   ========   ========
         1998
         ----
         Applied system of fiber   Completed contract method
           optic                                                   $5,400     $4,657      $3,312     $705       $2,607
                                                                   ======     ======      ======     ====       ======

          The completion percentage of the construction - Applied system of fiber optic was 90% as of December 31, 1999 and will be completed in 2000.


 5.  INVESTMENTS IN SHARES OF STOCK

     The details of the investments are as follows:

                                                                                 December 31
                                                    --------------------------------------------------------------------
                                                                 % of                     % of                     % of
                                                    Carrying    Owner-      Carrying     Owner-      Carrying     Owner-
                                                     Value       Ship         Value       Ship         Value       Ship
                                                   ----------  ---------    ----------  ---------    ----------  ------
     Ganso Corp.                                   $        -        -      $       22        -      $       13        -
     Winluck Group Ltd.                                     -        -              18        -              18        -
                                                   ----------               ----------               ----------

                                                   $        -               $       40               $       31
                                                   ==========               ==========               ==========

 6.  PROPERTIES - NET                                                                            December 31
                                                                            ----------------------------------------------
                                                                               1997             1998             1999
                                                                            ------------     ------------     ------------
     Cost
           Land                                                             $          -     $          -     $      3,186
           Buildings                                                               5,386            5,458           15,255
           Machinery and equipment                                                 3,733            5,093            6,852
           Test equipment                                                            343              340              551
           Transportation equipment                                                   18              183              195
           Furniture and fixtures                                                    830            1,041            1,448
           Leasehold improvements                                                      -               76                -
           Construction in progress and prepayments                                   41            5,628            1,704
                                                                            ------------     ------------     ------------
                                                                                  10,351           17,819           29,191
                                                                            ------------     ------------     ------------
     Accumulated depreciation
           Buildings                                                                  69              280              699
           Machinery and equipment                                                   763            1,326            2,151
           Test equipment                                                             50               82              135
           Transportation equipment                                                    3               17               39
           Furniture and fixtures                                                    235              386              608
           Leasehold improvements                                                      -                5                -
                                                                            ------------     ------------     ------------
                                                                                   1,120            2,096            3,632
                                                                            ------------     ------------     ------------

                                                                            $      9,231     $     15,723     $     25,559
                                                                            ============     ============     ============

     Interest expense were amounting to $95 and $151 were capitalized in 1997 and 1999, respectively.

 7.  SHORT-TERM LOANS                                                                         December 31
                                                                            ----------------------------------------------
                                                                               1997              1998             1999
                                                                            ------------     ------------     ------------
     Secured loans from Tai-sin Bank, Far Eastern Bank,
       Dah An Commercial Bank and Land Bank of Taiwan                       $        248     $      2,686     $      5,426
     Unsecured loans from The International Commercial
       Bank of China                                                               1,851                -            2,479
     Working capital loans from The International
       Commercial Bank of China                                                                         -              795
                                                                            ------------     ------------     ------------

                                                                            $      2,099     $      2,686     $      8,700
                                                                            ============     ============     ============

                                                                                   3.00%            6.67%            1.12%
                                                                                  ~8.15%           ~7.75%           ~7.77%
                                                                            ============     ============     ============

     As of December 31, 1999, unused credit for short-term bank borrowings is about $407.

 8.  COMMERCIAL PAPERS

     Commercial paper will mature between January to May 2000. It bore annual interest rates ranging from 4.85% to 5.10% and is secured by a guaranty issued by Tai-sin Bank, Far Eastern Bank and Dah An Commercial Bank.

     As of December 31, 1999, unused credit for issuance of commercial paper is about $2,451.

 9.  LONG-TERM DEBTS                                                                         December 31
                                                                            ---------------------------------------------
                                                                                1997             1998             1999
                                                                            ------------     ------------     -----------
     Land Bank of Taiwan:
           Loan for plant expansion. Payable in 60 monthly installments starting from December 1998 to November 2003. Interest at
             floating rate and actual annual interest rate was 7.5%
             in 1997 and 1998.                                              $      1,904     $      1,893     $          -
           Loan for plant expansion.  Payable in 72 monthly
             installments starting from December 2000 to
             November 2006.  Interest at an annual rate of
             7.5%.                                                                     -                -            6,161
           Loan for the purchase machinery and equipment.
             Payable in 48 monthly installments starting
             from July 1997 to June 2001.  Interest at floating
             rate and actual annual interest rate was 7.5%.                          886              640              393
     The International Commercial Bank of China - loan for the purchase land.
       Payable in 16 quarterly installments starting from October 2000 to
       September 2004. Interest at floating rate and actual applicable
       rate for 1999 was 7.5% per annum.                                               -                -            1,304
                                                                            ------------     ------------     ------------
                                                                                   2,790            2,533            7,858
     Current portion                                                                (317)            (641)            (429)
                                                                            ------------     ------------     ------------

                                                                            $      2,473     $      1,892     $      7,429
                                                                            ============     ============     ============

     As of December 31, 1999, long-term bank loans mature as follows:

                                                                   December 31, 1999
                                                                   -----------------
     During the year 2000                                              $      429
     During the year 2001                                                   1,484
     During the year 2002                                                   1,352
     During the year 2003                                                   1,353
     During the year 2004                                                   1,272
     During the year 2005                                                   1,027
     During the year 2006                                                     941

10.  SHAREHOLDERS' EQUITY

     According to the ROC Company Law, capital surplus can only be used to offset a deficit or transferred to capital.

     The Company's Articles of Incorporation provide that the following shall be appropriated from the annual net income (less deficit, if any):

     (a) 10% thereof as legal reserve;
     (b) Not over 15% special bonus to employees;
     (c) Not over 5% compensation to directors and supervisors; and
     (d) The remaining amount shall be appropriated as common stockholders' bonus.

     The appropriations and the disposition of the remaining net income shall be resolved by the shareholders in the following year and given effect to in the financial statements of that year.

     The aforementioned appropriation for legal reserve shall be made until the reserve equals the Company's capital. Such reserve can only be used to offset a deficit; or, when it has reached 50% of the paid-in capital, up to 50% thereof can be transferred to capital.

11.  LONG-TERM OPERATING LEASES

     The Company has an operating lease agreement covering certain parcels of land with an area of 4,494 square meters. The agreement will is valid until December 2015 and required payment of fixed annual rental of $58.


12.  PENSION PLAN

     The Company has a defined benefit pension plan for all regular employees, which provides benefits based on length of service and average monthly salary for the last six months prior to retirement.

     The Company makes monthly contributions, equal to 2% of salaries and wages, to a pension fund which is administered by a pension fund monitoring committee and deposited in the committee's name in the Central Trust of China which acts as trustee.

     Certain pension information are summarized as follows:

     The components of net periodic benefit costs are as follows:

                                                                                     1997           1998           1999
                                                                                  ----------     ----------     ----------
     a.  Net periodic pension cost
               Service cost                                                       $       34     $       83     $       74
               Interest cost                                                               4              9             12
               Projected return on plan assets                                            (1)            (3)            (8)
               Amortization of unrecognized loss                                           -              5              -
                                                                                  ----------     ----------     ----------

               Net periodic benefit cost                                          $       37     $       94     $       78
                                                                                  ==========     ==========     ==========

     The change in benefit obligation and plan assets and reconciliation of fund status are as follows:

                                                                                     1997           1998           1999
                                                                                  ----------     ----------     ----------
     b.  Change in benefit obligation:

         Projected benefit obligation at beginning of year:                       $       56     $      144     $      188
         For the years:
               Service cost                                                               34             83             74
               Interest cost                                                               4              9             12
               Actuarial loss (gain)                                                      49            (57)            24
         Foreign currency exchanges                                                        1              9              8
                                                                                  ----------     -----------    ----------

         Projected benefit obligation at end of year                              $      144     $      188     $      306
                                                                                  ==========     ==========     ==========

     c.  Change in plan assets:
               Fair value of plan assets at beginning of year                     $       15     $       45     $      124
               Employer contributions                                                     29             76             82
               Interest income                                                             1              3              8
                                                                                  ----------     ----------     ----------

               Fair value of plan assets at end of year                           $       45     $      124     $      214
                                                                                  ==========     ==========     ==========

     d.  Reconciliation of fund status
               Funded status                                                      $       99     $       64     $       92
               Unrecognized actuarial loss                                               (58)            (1)           (25)
                                                                                 -----------     ----------     ----------

               Net amount of "Prepaid pension costs" shown
                 in the balance sheets                                            $       41     $       63     $       67
                                                                                  ==========     ==========     ==========

     e.  Actuarial assumptions
               Discount rate used in determining present values                         6.75%          6.5%           6.0%
               Rate of long-term rate of return on plan assets                          7.0%           6.5%           6.0%
               Rate of compensation increase                                            6.5%           6.5%           6.0%


13.  INCOME TAX

     A. Income tax benefit and income tax payable:

                                                                                              December 31
                                                                            -----------------------------------------------
                                                                                1997            1998              1999
                                                                            ------------     ------------     ------------
         Income tax expense - current                                       $         42     $        189     $         44
         Income tax expense (benefit) - deferred                                    (216)            (319)              24
         Translation adjustment                                                        -                1                -
                                                                            ------------     ------------     ------------

         Income tax expense (benefit)                                       $       (174)    $       (129)    $         68
                                                                            ============     ============     ============

     B. As of December 31, 1997, 1998 and 1999, deferred income tax assets and liabilities are as follows:

                                                                                               December 31
                                                                            ----------------------------------------------
                                                                                1997             1998             1999
                                                                            ------------     ------------     ------------
         Current:
               Taxable temporary differences                                $       (132)    $        241     $        354
               Investment tax credits                                                 66              155               69
                                                                            ------------     ------------     ------------
               Total                                                                 (66)             396              423
               Valuation allowance                                                     -               (4)               -
                                                                            ------------     ------------     ------------
                                                                                     (66)             392              423
                                                                            ------------     ------------     ------------
         Noncurrent:
               Taxable temporary differences                                           7                4               (4)
               Investment tax credits                                                483              364              335
               Operating loss carryforwards                                            -               35                -
                                                                            ------------     -------------    ------------
               Total                                                                 490              403              331
               Valuation allowance                                                     -              (35)               -
                                                                            ------------     ------------     ------------
                                                                                     490              368              331
                                                                            ------------     ------------     ------------

                                                                            $        424     $        760     $        754
                                                                            ============     ============     ============

     C. The Company's income tax returns through taxable year ended December 31, 1997 have been examined by the tax authorities. The Company did not receive any tax assessment from the tax authorities as a result from the foregoing tax examinations.

     D. Pursuant to the "Statute for the Establishment and Administration of Science- Based Industrial Park," the Company was granted several periods of tax holidays with respect to income derived from approved investments and are eligible until December, 2002.

     E. As of December 31 1999, the Company's unused investment tax credits amounted to $405. Such tax credits can be utilized until December 2003.

14.  RELATED PARTY TRANSACTIONS

     A.  Name and Relationship of Related Parties

         Name and Relationship of Related Parties                    Relationship with the Company
         ----------------------------------------               ----------------------------------
         Pacriminvesting & Developing Co., Ltd.                 A shareholder.
         Winluck Group Ltd.                                     The supervisor is the board chairman of the
                                                                Company
         Yuan-Tai Enterprises Pte., Ltd.                        A consolidated entity until October 29, 1998
                                                                  (see Note 1)

     B.  Significant Related Party Transactions

         (1)  Sales

                                                                           For the Years Ended December 31
                                                         ----------------------------------------------------------------
                                                                1997                   1998                   1999
                                                         ------------------     ------------------     ------------------
                                                          Amount          %      Amount          %      Amount          %
                                                         ----------     ----    ----------     ----    ----------     ---
              Winluck Group Ltd.                         $    1,033       14    $    1,755        9    $      878        4
              Yuan-Tai Enterprises Pte., Ltd.                     -        -         2,058       10           387        2
              Pacriminvesting & Developing
                Co., Ltd.                                         6        -             -        -             -        -
                                                         ----------     ----    ----------     ----    ----------     ----

                                                         $    1,039       14    $    3,813       19    $    1,265        6
                                                         ==========     ====    ==========     ====    ==========     ====

          The above sales are dealt with in the ordinary course of business similar to that with other companies, and the collection period is at sight in the average 60 days.

         (2)  Engineering revenues

                                                                             For the Years Ended December 31
                                                         -----------------------------------------------------------------
                                                                1997                   1998                   1999
                                                         ------------------     ------------------     -------------------
                                                           Amount          %      Amount          %      Amount          %
                                                         ----------     ----    ----------     ----    ----------     ----
              Winluck Group Ltd.                         $        -        -    $    3,050       89    $        -        -
                                                         ==========     ====    ==========     ====    ==========     ====

         (3)  Accounts Receivable

                                                                              For the Years Ended December 31
                                                         ----------------------------------------------------------------
                                                                1997                   1998                   1999
                                                         ------------------     ------------------     ------------------
                                                          Amount          %      Amount          %      Amount          %
                                                         ----------     ----    ----------     ----    ----------     ---
              Winluck Group Ltd.                         $      919       11    $    3,140       29    $    3,137       28
              Yuan-Tai Enterprises Pte, Ltd.                      -        -             -        -           482        4
                                                         ----------     ----    ----------     ----    ----------     ----

                                                                919       11         3,140       29         3,619       32
                                                                        ====                   ====                   ====
              Allowance for doubtful
                accounts                                        (75)                  (543)                     -
                                                         ----------             ----------             ----------

                                                         $      844             $    2,597             $    3,619
                                                         ==========             ==========             ==========

15.  FINANCIAL INSTRUMENTS

     The Company's financial instruments are carried at cost, which approximates their fair value and are listed as follows:

                                                December 31,1997           December 31,1998           December 31,1999
                                            ------------------------   ------------------------   -----------------------
                                            Carrying                   Carrying                   Carrying
                                              Value       Fair Value     Value       Fair Value      Value       Fair Value
                                            ----------   ----------    ----------   ----------    ----------   ----------
     Assets
         Cash                               $      532    $      532   $    2,236    $    2,236   $    3,344    $    3,344
         Marketable securities                     911           911        1,527         1,527          174           174
         Notes and accounts
           receivable-net                        8,119         8,119        9,361         9,361       10,348        10,348
         Long-term investment                        -             -           40            40           31            31
         Refundable deposits                        28            28          100           100           85            85
     Liabilities
         Short-term bank loans                   2,099         2,099        2,686         2,686        8,700         8,700
         Commercial papers payable                   -             -            -             -        1,659         1,659
         Notes payable                             867           867        1,607         1,607        1,225         1,225
         Accounts payable                          304           304          940           940        1,787         1,787
         Long-term bank borrowing
           (including current
           portion)                              2,790         2,790        2,533         2,533        7,858         7,868

16.  ASSETS PLEDGED AS COLLATERAL

                                                         December 31
                Assets                         1997          1998         1999        Subject of Collateral
     ---------------------------------      ---------     ---------    ---------  ---------------------------------
     Land                                   $       -     $       -    $   3,186  Long-term loans
     Marketable securities                        361             -            -  Financed stock
     Time deposit (shown in                                                       Short-term guarantee and endorse
       other current assets)                      154         1,466        3,022    for the bank loan of subsidiary
     Machinery and equipment                    1,307         1,088          905  Long-term loans
     Buildings                                  5,354         5,317       12,741  Long-term loans
                                            ---------     ---------    ---------

                                            $   7,176     $   7,871    $  19,854
                                            =========     =========    =========

17.  COMMITMENTS AND CONTINGENT LIABILITIES

     A. On July 27, 1995, the Company has acquired from Industrial Technology Research Institute specific product technology know-how related to light source driver, FBT Fiber Couplers, WIC and WBC, WDM attenuators and FBT attenuators. In consideration for the foregoing, the Company shall pay royalty, until 2001, equivalent to 1% of the sales value of the products covered by the agreement. ITRI, however, have agreed to waive the royalty payments in 1997 and 1998, and, in 1999, the Company paid royalties of US$4,768.

     B. FIOPTEC Inc. and FOCI Optronic Components Inc. signed several contracts with third parties for the construction of its new plant amounting to $1,639. As of December 31, 1999, the two subsidiaries has outstanding obligations of $608 related to these contracts.

18.  SEGMENT INFORMATION

     The Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 supersedes SFAS No. 14 "Financial Reporting for Segments of a Business Enterprise, " replacing the "industry segment" approach with "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company's reportable segments. SFAS 131 also requires disclosures about products and services, geographic areas and major customers.

     A. Industry: The Company is engaged in a single industry, which is manufacturing, selling, designing and installation of fiber optic related products.

     B.  Foreign markets

                                                                                      Years Ended December 31
                                                                        -------------------------------------------------
             Area                                                            1997              1998              1999
         -----------------                                              -------------     -------------     -------------

         Asia                                                           $       6,671     $       8,731     $       7,834
         United States                                                          1,869             2,003             5,196
         Europe                                                                 1,303             2,695             4,165
         Other                                                                    114               217               303
                                                                        -------------     -------------     -------------

                                                                        $       9,957     $      13,646     $      17,498
                                                                        =============     =============     =============

     C.  Major customers

                                                                             Years Ended December 31
                                                          1997                     1998                     1999
                                                   --------------------     --------------------     -------------------
         Customers                                  Amount           %       Amount           %       Amount           %
         ---------                                 ------------     ----    ------------     ----    ------------     --

                  A                                $          -        -    $      3,050       15    $      2,285       12
                                                   ============             ============             ============


     D.  Geographic information
                                                                                            Adjustments
                                                                                                and
                                                                                            Eliminating
                                                              Overseas         Taiwan           Entries    Consolidated
                                                            ------------    ------------     ------------  --------------
         1997
         ----
         Sales to customers other than the
           parent and its subsidiaries                      $          -    $      7,506     $          -    $      7,506
         Intercompany revenue                                          -           4,914           (4,914)              -
                                                            ------------    ------------     ------------    ------------

         Total sales                                        $          -    $     12,420     $     (4,914)   $      7,506
                                                            ============    ============     ============    ============

         Gross profit                                       $          -    $      9,732   ( $      4,914)   $      4,818
                                                            ============    ============     ============
         Operating expenses                                                                                        (3,468)
         Non-operating income (expenses)                                                                               95
                                                                                                             ------------
         Income before income tax                                                                                   1,445
         Income tax benefit                                                                                           174
         Minority loss                                                                                                 15
                                                                                                             ------------
         Net income                                                                                          $      1,634
                                                                                                             ============

         Identifiable assets                                $      5,743    $     23,317   ( $      5,551)   $     23,509
                                                            ============    ============     ============    ============

         1998
         ----
         Sales to customers other than the
           parent and its subsidiaries                      $          -    $     20,381     $          -    $     20,381
         Intercompany revenue                                          -             108             (108)              -
                                                            ------------    ------------     ------------    ------------

         Total sales                                        $          -    $     20,489     $      (108)   $     20,381
                                                            ============    ============     ============    ============

         Gross profit                                       $          -    $      7,100     $       (108)   $      6,992
                                                            ============    ============     ============
         Operating expenses                                                                                        (6,361)
         Non-operating income (expenses)                                                                             (569)
                                                                                                             ------------
         Income before income tax                                                                                      62
         Income tax benefit                                                                                           129
         Minority loss                                                                                              1,316
                                                                                                             ------------

         Net income                                                                                          $      1,507
                                                                                                             ============

         Identifiable assets                                $          -    $     42,730     $        (91)   $     42,639
                                                            ============    ============     ============    ============

         1999
         ----
         Sales to customers other than the
           parent and its subsidiaries                      $      3,480    $     16,278     $          -    $     19,758
         Intercompany revenue                                          -           1,082           (1,082)              -
                                                            ------------    ------------     ------------    ------------

         Total sales                                        $      3,480    $     17,360     $     (1,082)   $     19,758
                                                            ============    ============     ============    ============

         Gross profit                                       $        793    $      6,640     $     (1,082)   $      6,351
                                                            ============    ============     ============
         Operating expenses                                                                                        (6,269)
         Non-operating income (expenses)                                                                             (711)
                                                                                                             ------------
         Loss before income tax                                                                                      (629)
         Income tax expense                                                                                           (68)
         Minority loss                                                                                                 36
                                                                                                             ------------

         Net loss                                                                                          ( $        661)
                                                                                                             ============

         Identifiable assets                                $      1,188    $     56,510   ( $        250)   $     57,448
                                                            ============    ============     ============    ============

               FOCI FIBER OPTIC COMMUNICATIONS, INC.



               CONSOLIDATED FINANCIAL STATEMENTS
               AS OF MARCH 31, 1999 AND 2000, AND APRIL 24, 2000

                      FOCI FIBER OPTIC COMMUNICATIONS, INC.

                           CONSOLIDATED BALANCE SHEETS
                                  ( Unaudited )
                            March 31, 1999 and 2000
                 (In Thousand U.S. Dollars Except Share Amounts)

                                                                                      March 31
                                                                          ------------------------------
A S S E T S                                                  Notes             1999             2000
-----------                                               ---------       -------------    -------------
CURRENT ASSETS
Cash                                                           2C         $       2,213    $       1,747
Marketable securities                                          2D                   173              174
Notes and accounts receivable-net                             2C, 3              10,122           10,541
Inventories                                                   2E, 4               8,482           12,720
Prepaid expenses and other current assets                    12, 14               2,913            4,682
                                                                          -------------    -------------
Total Current Assets                                                             23,903           29,864
                                                                          -------------    -------------

LONG-TERM STOCK INVESTMENTS                                   2F, 5                  40               40
                                                                          --------------   -------------

PROPERTIES- NET                                           2G, 6, 14, 15          17,523           27,518
                                                                          -------------    -------------

INTANGIBLE ASSETS                                              2I
Patent                                                                               93               96
Land occupancy rights                                                               500              500

Others                                                                              936              736
                                                                          -------------    -------------
Total Intangible Assets                                                           1,529            1,332
                                                                          -------------    -------------

OTHER ASSETS
Deferred charges- net                                          2J                   279              658
Deferred income tax                                          2N, 12                 442              342
Refundable deposits                                                                  87               83
                                                                          -------------    -------------
Total Other Assets                                                                  808            1,083
                                                                          -------------    -------------

TOTAL ASSETS                                                              $      43,803    $      59,837
                                                                          =============    =============
CURRENT LIABILITIES
Short-term bank loans                                             7       $       2,796   $       6,533
Commercial papers                                                 8               2,713           2,442
Notes payable                                                                       447             494
Accounts payable                                                                    916           2,678
Income tax payable                                              2N, 12              163             189

Current portion of long-term debts                              9, 14                 -             625

Accrued expenses and other current liabilities                    12              1,971           4,377
                                                                          -------------   --------------
Total Current Liabilities                                                         9,006          17,338
                                                                          -------------   --------------

LONG-TERM DEBTS - NET OF CURRENT PORTION                        9, 14             2,305           7,423
                                                                          -------------   -------------
OTHER LIABILITIES
Accrued pension cost                                              2M                 57              67
Others                                                                              572             422
                                                                          -------------   -------------
Total Other Liabilities                                                             629             489
                                                                          -------------   -------------

Total Liabilities                                                                11,940          25,250

SHAREHOLDERS' EQUITY                                              10
Capital stock, $0.3 par value;
     Authorized - 110,000 thousand shares

     Issued - 56,720 thousand shares in 1999 and
              68,984 thousand shares in 2000                                     19,787          23,891
Capital surplus                                                                  13,358          11,592
Retained earnings:
Legal reserve                                                                         -             267
Unappropriated earnings (accumulated deficits)                                    2,087            (580)
Cumulative translation adjustment                                                (3,369)           (583)
                                                                          -------------   -------------
Total Shareholders' Equity                                                       31,863          34,587
                                                                          -------------   -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                $      43,803   $      59,837
                                                                          =============   =============

 The accompanying notes are an integral part of the financial statements.

                      FOCI FIBER OPTIC COMMUNICATIONS, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                            AND COMPREHENSIVE INCOME
                                  ( Unaudited )
                 For the Periods Ended March 31, 1999 and 2000
               (In Thousand U.S. Dollars Except Per Share Amounts)

                                                                                Periods Ended March 31
                                                                            -------------------------------
                                                                 Notes          1999              2000
                                                               ---------    -------------     -------------
NET SALES                                                          2K        $       3,668     $       5,967
                                                                             -------------     -------------
COST OF SALES                                                                        2,378             3,760
                                                                             -------------     -------------

GROSS PROFIT                                                                         1,290             2,207
                                                                             -------------     -------------

OPERATING EXPENSES
Research and development                                           2L                  259               425
General and administrative                                                             790               563
Marketing                                                                              367               701
                                                                             -------------     -------------
Total Operating Expenses                                                             1,416             1,689
                                                                             -------------     -------------

INCOME (LOSS) FROM OPERATIONS                                                         (126)              518
                                                                             -------------     -------------

NON-OPERATING INCOME (EXPENSES)
Foreign exchange gain (losses) - net                               2P                   55              (370)
Interest - net                                                                         (74)             (192)
Loss on disposal of properties - net                                                    (3)                -
Gain on sale of marketable securities                                                  126                 -
Other - net                                                                             32               188
                                                                             -------------     -------------
Total Non-Operating Income (Expenses)                                                  136              (374)
                                                                             -------------     -------------

INCOME BEFORE INCOME TAX AND
MINORITY INTERESTS                                                                      10               144

INCOME TAX BENEFIT (EXPENSE)                                     2N, 12                  -                 -
                                                                             -------------     --------------

NET INCOME BEFORE MINORITY LOSS                                                         10               144

MINORITY LOSS                                                                           14                31
                                                                             -------------     -------------

NET INCOME                                                                   $          24     $         175
                                                                             =============     =============

OTHER COMPREHENSIVE INCOME
Translation adjustment                                                              (1,061)              988
                                                                             -------------     -------------

COMPREHENSIVE INCOME (LOSS)                                                  $      (1,037)    $       1,163
                                                                             =============     =============


 (Forward)
EARNINGS (LOSS) PER SHARE- Based on                                2S
Weighted average outstanding common stock
56,720 thousand shares in 1999 and
68,984 thousand shares in 2000                                               $      0.0004     $       0.003
                                                                             =============     =============


    The accompanying notes are an integral part of the financial statements.

                      FOCI FIBER OPTIC COMMUNICATIONS, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  ( Unaudited )
                 For the Periods Ended March 31, 1999 and 2000
                           (In Thousand U.S. Dollars)

                                                                                Periods Ended March 31
                                                                            ----------------------------
                                                                               1999             2000
                                                                            ------------     ------------
OPERATING ACTIVITIES
Net income                                                                  $         24     $        175
Adjustments to reconcile net income to net cash provided by (used in)
   operating activities:
      Depreciation and amortization                                                  264              716
      Loss on disposal of properties                                                   3                -
      Accrued pension costs                                                           (9)              (3)
      Minority interest in net loss
           of consolidated subsidiaries                                               14               31
      Deferred income tax                                                            (74)             (11)
      Gain on sale of marketable securities                                         (126)               -
      Changes in operating assets and liabilities
           Notes and accounts receivable                                            (761)            (193)
           Inventories                                                                22           (1,179)
           Prepaid expenses and other current assets                                 304             (238)
           Notes and accounts payable                                             (1,184)             160
           Accrued expenses and other current liabilities                            370            2,183
                                                                            ------------     ------------
Net Cash Provided by (Used in) Operating Activities                               (1,153)           1,641
                                                                            ------------     ------------

INVESTING ACTIVITIES:
Acquisitions of Long-term stock investments                                            -               (1)
      Properties                                                                  (1,960)          (2,582)
Proceeds from disposals of marketable securities                                   1,480                -
Decrease in refundable deposits                                                       13                2
Increase in other assets                                                            (312)            (461)
                                                                            ------------     ------------
Net Cash Used in Investing Activities                                               (779)          (3,042)
                                                                            ------------     ------------

FINANCING ACTIVITIES:
Proceeds from (payments of) Short-term bank loans                                    110           (2,167)
      Commercial paper                                                             2,713              783
      Long-term debts                                                               (228)             190
      Increase in minority interest                                                  245               18
                                                                            ------------     ------------
Net Cash Provided by (Used in)Financing Activities                                 2,840           (1,176)
                                                                            ------------     ------------

EFFECTS OF CHANGES IN FOREIGN EXCHANGE RATE                                         (931)             980
                                                                            ------------     ------------

NET DECREASE IN CASH                                                                 (23)          (1,597)

CASH AT BEGINNING OF PERIOD                                                        2,236            3,344
                                                                            ------------     ------------
CASH AT END OF PERIOD                                                       $      2,213     $      1,747
                                                                            ============     ============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest                                                      $         88     $        272
                                                                            ============     ============
Cash paid for income tax                                                    $          2     $          4
                                                                            ============     ============

    The accompanying notes are an integral part of the financial statements.

                      FOCI FIBER OPTIC COMMUNICATIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                (In Thousand U.S. Dollars, Except Share Amounts)

 1.  GENERAL

     Business

     FOCI Fiber Optic Communications, Inc. (the "Company") was incorporated under the Company Law of the Republic of China on June 14, 1995 and started its operation in September 1995. The Company designs, installs, manufactures and markets fiber optic related products such as components, testing systems, instruments, network installation, CATV engineering and sensing systems.

The Company's has the following subsidiaries:

-------------------------------------------------------------------------------------------------------------------------
                                                            Date, Place and
                                                             Other Details
                                                                Related to                         Nature of
                Name                  Ownership                Incorporation                        Business
------------------------------------------------------------------------------------------------------------------------
      FOCI USA, Inc.                     100%           Incorporated on March 11,    Selling of fiber optic related
                                                        1999 in the State of         products including components,
                                                        California, United States    testing systems, instruments,
                                                        of America.                  network installation, CATV
                                                                                     engineering, and sensing systems.
------------------------------------------------------------------------------------------------------------------------
      FOCI Optronic                      94%            Incorporated on February     Designs, installs, manufactures and
      Components, Inc.                                  6, 1999 in the Republic of   markets fiber optic related products
                                                        China.                       including components, testing
                                                                                     systems, instruments, network
                                                                                     installation, CATV engineering, and
                                                                                     sensing systems
------------------------------------------------------------------------------------------------------------------------
      FIOPTEC Inc.                       93%            Incorporated on April 9,     Manufacture and markets fiber optic
                                                        1993 in the Republic of      related products including fiber
                                                        China.  The Company's  93%   optic components.
                                                        investment was acquired on
                                                        June 29, 1998.               Also, it has indirect investment in
                                                                                     Shanghai FOCI Fiber Optic
                                                                                     Communications Equipment, Inc.
                                                                                     through FIOPTEC Inc. (Cayman Islands).
------------------------------------------------------------------------------------------------------------------------
      FIOPTEC Inc. (Cayman      100% owned by           Incorporated on August 28,   Investment holding company.
      Islands)                  FIOPTEC, Inc.           1998 in Cayman Islands.
 ------------------------------------------------------------------------------------------------------------------------
      Shanghai FOCI Fiber       100% owned by FIOPTEC   Incorporated on August 1,    Designs, installs, manufactures and
      Optic Communications      (Cayman Islands)        1995 in Shanghai, People's   markets fiber optic related products
      Equipment, Inc.                                   Republic of China. FIOPTEC   including components, testing
                                                        Inc.'s investment was made   systems, instruments, network
                                                        on June 29, 1998.            installation, CATV engineering, and
                                                                                     sensing systems.
 ------------------------------------------------------------------------------------------------------------------------

 2.  ACCOUNTING POLICIES

     A.   Basis of presentation

          The consolidated financial statements included the following: the Company, FIOPTEC Inc., FIOPTEC Inc. (Cayman Islands), and Shanghai FOCI Fiber Optic Communications Equipment, Inc., FOCI Optronic Components, Inc., and FOCI USA, Inc.

          All transactions and balances with consolidated companies have been eliminated.

     B.   Use of estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     C.   Concentration of credit risk

          Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and accounts receivable. Cash is deposited with high credit quality financial institutions. As far as the accounts receivable, the Company performs ongoing credit evaluations of its customers' financial condition and the Company maintains an allowance for doubtful accounts receivable based upon review of the expected collectibility of individual accounts receivable.


     D.   Marketable securities

          Marketable securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings.

          The costs of investment sold are determined by the weighted average method.

     E.   Inventories

          Inventories are stated at cost using the weighted average method and are valued at the lower of cost or market value at balance sheet date. The market value of raw materials is determined based on current replacement cost, while work-in-process and finished goods are determined by net realizable value.

     F.   Investments in shares of stock

          These investments are equity securities without readily available market value. Accordingly, they were carried at costs. The unrealized loss resulting from the decline in market value of such investment is reported as deduction from stockholders' equity in the current year's income. When it becomes evidently clear that there has been a permanent impairment in value and the chance of recovery is minimal, loss is recognized in the current year's income.

     G.   Properties

          Properties are stated at cost less accumulated depreciation. Major additions, renewals and betterment and interest expense incurred during the construction period are capitalized, while maintenance and repairs are expensed currently.

          Depreciation is provided on the straight-line method over the estimated useful lives of the assets. Salvage values of fixed assets still in use after the end of their original estimated useful lives are depreciated over the remaining new estimated useful lives. The useful lives of the fixed assets are 2~10 years, except for buildings which are 20~25 years.

          Upon sale or disposal of properties, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is credited or charged to income. Any such gain, less applicable income tax, is transferred to capital surplus at the end of the year.

     H.   Asset impairment

          Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", ("SFAS No. 121") requires recognition of impairment of long-lived assets in the event the net book value of these assets exceeds the future undiscounted cash flows attributable in use to these assets. SFAS No. 121 has not had an impact on the consolidated financial statements of the Company.

     I.   Intangible assets

          Intangible assets are stated at cost and amortized on straight-line basis over the following years: patent- 5 years; land occupancy rights
          - 50 years.

     J.   Deferred charges

          Deferred charges consisting of computer software purchased, and payments under technology transfer agreements are stated at cost and amortized on straight basis over 2-5 years.

     K.   Revenue recognition

          Sales are recognized when products are shipped to customers.

          Revenue and cost on engineering contracts are accounted for under completed contract method or the percentage of completion method. The use of the percentage of completion method depends on the ability to make reasonably dependable estimates. That is, the Company can estimate the extent of progress toward completion, contract revenues, and contract costs. The completed contract method may be used as the Company's basic accounting policy in circumstances in which financial position and results of operations would not vary materially from those resulting from use of the percentage of completion method.

          Anticipated losses on engineering contracts are provided for when determined. When the balances of contract in progress excess the one of billing on contract, the billing on contract is shown in the current asset as a deduction, on the contrary, the contract in progress is shown in the current liability as a deduction.

     L.   Research and development

          Research and development costs consist of expenditures incurred during the course of planned search and investigation aimed at the discovery of new knowledge that will be useful in developing new products or processes, or at significantly enhancing existing products or production processes. And the implementation of such is through design, testing of product alternatives or construction of prototypes. The Company expenses all research and development costs as they are incurred.

     M.   Pension costs

          The Company, FOCI Optronic Components, Inc. and FIOPTEC Inc. have non-contributory and funded defined benefit retirement plans covering all their regular employees. The contribution to an independent fund is deposited with the Central Trust of China, as the custodian. Net pension cost, with includes service cost, interest cost, expected return on plan assets and amortization of net asset or obligation at transition, is recognized based on an actuarial valuation.

          The Company has a defined benefit pension plan for all regular employees, which provides benefits based on length of service and average monthly salary for the last six months prior to retirement.

          The Company makes monthly contributions, equal to 2% of salaries and wages, to a pension fund which is administered by a pension fund monitoring committee and deposited in the committee's name in the Central Trust of China which acts as trustee.


     N.   Income tax

          The Company, FOCI Optronic Component, Inc. and FIOPTEC Inc. are subject to tax in the Republic of China (ROC), FIOPTEC Inc. (Cayman Island) is not subject to income or other taxes in Cayman Island, while FOCI USA, Inc. is subject to tax in the United States of America and Shanghai FOCI Fiber Optic Communications Equipment, Inc. is subject to tax in the People Republic of China (PRC).

          The Company adopted the provisions of SFAS No. 109 "Accounting for Income Tax"; the provision for income tax represents income tax paid and payable for the current year plus the changes in the deferred income tax assets and liabilities during the years. Deferred income taxes are recognized for the tax effects of temporary differences, unused tax credit and operating loss carryforwards. Valuation allowance is provided for deferred tax assets that are not certain to be realized. A deferred tax asset or liability should, according to the classification of its related asset or liability, be classified as current or noncurrent. However, if a deferred asset or liability cannot be related to a asset or liability in the financial statements, then it should be classified as current or noncurrent based on the expected reversal dates of temporary differences.


     O.   Bonuses to employees, directors and supervisors

          According to ROC regulations and the Articles of Incorporation of FOCI, a portion of distributable earnings should be set aside as bonuses to employees, directors and supervisors. Bonuses to directors and supervisors are always paid in cash. However, bonuses to employees may be granted in cash or stock or both. All of these appropriations, including stock bonuses which are valued at par value of $0.30, are charged against retained earnings under ROC GAAP, after such appropriations are formally approved by the shareholders in the following year. Under U.S. GAAP, such bonuses are charged to income currently in the year earned. Stock issued as part of these bonuses is recorded at fair market value, determined by an independent third parties. Since the amount and form of such bonuses are not finally determinable until the shareholders` meeting in the subsequent year, the total amount of the aforementioned bonuses is initially accrued based on management's estimate regarding the amount to be paid based on the Company`s Articles of Incorporation. Any difference between the initially accrued amount and the fair market value of the bonuses settled by the issuance of shares is recognized in the year of approval by shareholders.

     P.   Foreign-currency transactions

          The functional currency of the Company, FOCI Optronic Components, Inc. and FIOPTEC Inc. is New Taiwan dollars, that of Shanghai FOCI Fiber Optic Communications Equipment, Inc. is Remibi, and that of FOCI USA, Inc. and FIOPTEC Inc. (Cayman Islands) is US dollars. The foreign-currency transactions of the Company and its subsidiary, except that of FOCI USA, Inc. and FIOPTEC Inc. (Cayman Islands), are recorded using their respective functional currencies at the rates of exchange in effect when the transactions occur. Gains or losses, resulting from the application of different foreign exchange rates when cash in foreign currency is converted into New Taiwan dollars and Remibi, or when foreign-currency receivables and payables are settled, are credited or charged to income in the year of conversion or settlement. At the balance sheet dates, the balances of foreign-currency assets and liabilities are restated into the respective functional currencies based on prevailing exchange rates and any resulting gains or losses are credited or charged to income.

     Q.   Translation of foreign-currency financial statements

          The financial statements of the foreign subsidiary are translated into U.S. dollars at the following exchange rates: assets and liabilities - current rate; income and expenses - weighted average rate during the year. The resulting translation adjustment is recorded as separate component of shareholders' equity.

     R.   Comprehensive income

          The Company adopted the provisions of SFAS No. 130 "Reporting Comprehensive Income". Comprehensive income, as defined, includes all changes in equity during a period from non-owner sources. As of March 31, 1999 and 2000, comprehensive income of the Company included only the translation adjustments on subsidiaries.

     S.   Earnings (loss) per share

          Earnings per share is calculated by dividing net income by the average number of shares outstanding in each period, adjusted retroactively for stock dividends issued subsequently.

3. NOTES AND ACCOUNTS RECEIVABLE - NET

                                                                                      March 31
                                                                            -----------------------------
                                                                                1999             2000
                                                                            ------------     ------------

     Notes receivable                                                       $        200     $        417
     Accounts receivable - third parties                                          11,280           11,077
                                                                            ------------     ------------
                                                                                  11,480           11,494
     Allowance for doubtful accounts                                             ( 1,358)           ( 953)
                                                                            ------------     ------------

                                                                            $     10,122     $     10,541
                                                                            ============     ============

 4. INVENTORIES

     A. The details of inventories are summarized as follows:

                                                                                   March 31
                                                                            -----------------------------
                                                                               1999             2000
                                                                            ------------     ------------
     Finished goods                                                         $        903     $      1,055
     Work in process                                                               1,707            2,255
     Raw materials                                                                 2,525            4,974
     Contract in progress - net                                                    3,422            4,538
                                                                            ------------     ------------
                                                                                   8,557           12,822
     Allowance for losses                                                            (75)            (102)
                                                                            ------------     ------------

                                                                            $      8,482     $     12,720
                                                                            ============     ============

     B. The details of contract in progress are summarized as follows:

                                                      Contract     Estimated      Paid - in     Billing on    Contract in
                               Accounting method       price     contract cost       cost        contract       progress
                               -------------------- ------------- -------------  ------------- -------------- -------------
       March 31, 2000
       --------------
       Applied system of       Completed  contract
         fiber optic            method               $    5,400    $     5,523    $     5,257   $       952    $     4,305
       Others                  Completed  contract
                                method                      492            407            234             -            233
                                                     ----------    -----------    -----------   -----------    -----------

                                                     $    5,892    $     5,930    $     5,491   $       952    $     4,538
                                                     ==========    ===========    ===========   ===========    ===========
       March 31, 1999
       --------------
       Applied system of       Completed  contract
         fiber optic            method               $    5,400    $     4,523    $     4,107   $       685    $     3,422
                                                     ==========    ===========    ===========   ===========    ===========


 5.  INVESTMENTS IN SHARES OF STOCK

     The details of the investments are as follows:

                                                                      March 31
                                                    ---------------------------------------------
                                                            1999                     2000
                                                    --------------------     --------------------
                                                                  % of                     % of
                                                     Carrying   Owner-        Carrying   Owner-
                                                      Value       Ship         Value       Ship
                                                    ---------   --------     ---------   --------
       Ganso Corp.                                  $     22           -     $     22           -
       Winluck Group Ltd.                                 18           -           18           -
                                                    --------                 --------

                                                    $     40                 $     40
                                                    ========                 ========

 6.  PROPERTIES - NET

                                                                                      March 31
                                                                            -----------------------------
                                                                                 1999             2000
                                                                            ------------     ------------
     Cost
         Land                                                               $          -     $      3,292
         Buildings                                                                 5,383           18,357
         Machinery and equipment                                                   6,117            7,408
         Test equipment                                                              337              581
         Transportation equipment                                                     89              211
         Furniture and fixtures                                                    1,110            1,598
         Leasehold improvements                                                      181                -
         Construction in progress and prepayments                                  6,625              325
                                                                            ------------     ------------
                                                                                  19,842           31,772
                                                                            ------------     ------------
     Accumulated Depreciation
         Buildings                                                                   332              894
         Machinery and equipment                                                   1,457            2,446
         Test equipment                                                               92              160
         Transportation equipment                                                     17               46
         Furniture and fixtures                                                      407              708
         Leasehold improvements                                                       14                -
                                                                            ------------     ------------
                                                                                   2,319            4,254
                                                                            ------------     ------------

                                                                            $     17,523     $     27,518
                                                                            ============     ============

7.   SHORT-TERM LOANS

                                                                                      March 31
                                                                            -----------------------------
                                                                               1999             2000
                                                                            ------------     ------------
     Secured loans from Tai-sin Bank, Far Eastern Bank,
         Dah An Commercial Bank , The International
         Commercial Bank of China and Land Bank
         of Taiwan                                                          $      1,590     $      2,674
     Working capital loans from Far Eastern Bank, Land
         Bank, China Construction Bank and Shanghai
         Pudong Development Bank                                                   1,206            3,859
                                                                            ------------     ------------

                                                                            $      2,796     $      6,533
                                                                            ============     ============
                                                                                    1.80%             1.8%
                                                                                   ~8.0%            ~8.0%
                                                                            ============     ============

 8.  COMMERCIAL PAPERS

     Commercial paper will mature between May to July 2000. It bore annual interest rates ranging from 4.70% to 5.10% and is secured by a guaranty issued by Tai-sin Bank, Far Eastern Bank and Dah An Commercial Bank.

 9.  LONG-TERM DEBTS

                                                                                      March 31
                                                                            -----------------------------
                                                                               1999             2000
                                                                            ------------     ------------
     Land Bank of Taiwan:
          Loan for plant expansion.  Payable in 60
              monthly installments starting from
                  December 1998 to November 2003. Interest at
                  an annual rate of 7.5% but was prepaid in
                  November 1999.                                            $      1,745     $          -
          Loan for plant expansion.  Payable in 72
              monthly installments starting from
              December 2000 to November 2006.  Interest
              at an annual rate of 7.5%.                                               -            6,363
          Loan for the purchase  machinery  and  equipment.  Payable in 48 monthly installments  starting from July 1997 to
              June  2001.  Interest  at  floating  rate  and  actual
              annual interest rate was 7.14%.                                        560              339
     The  International  Commercial  Bank of  China  - loan  for the
          purchase  land.  Payable  in  16  quarterly   installments
          starting  from October 2000 to  September  2004.  Interest at floating rate and actual  applicable  rate for 2000 was
          7.5% per annum.                                                              -            1,346
                                                                            ------------     ------------
                                                                                   2,305            8,048
     Current portion                                                                   -             (625)
                                                                            ------------     ------------

                                                                            $      2,305     $      7,423
                                                                            ============     ============

 10. Shareholders' equity

     According to the ROC Company Law, capital surplus can only be used to offset a deficit or transferred to capital.

     The Company's Articles of Incorporation provide that the following shall be appropriated from the annual net income (less deficit, if any ):

     (a) 10% thereof as legal reserve;
     (b) Not over 15% special bonus to employees;
     (c) Not over 5% compensation to directors and supervisors; and
     (d) The remaining amount shall be appropriated as common shareholders' bonus.

     The appropriations and the disposition of the remaining net income shall be resolved by the shareholders in the following year and given effect to in the financial statements of that year.

     The aforementioned appropriation for legal reserve shall be made until the reserve equals the Company's capital. Such reserve can only be used to offset a deficit; or, when it has reached 50% of the paid-in capital, up to 50% thereof can be transferred to capital.

 11. LONG-TERM OPERATING LEASES

     The Company has an operating lease agreement covering certain parcels of land with an area of 4,494 square meters. The agreement will is valid until December 2015 and required payment of fixed annual rental of $58.


 12. INCOME TAX

     A.  Income tax benefit and income tax payable:

                                                                                        March 31
                                                                            -----------------------------
                                                                                1999             2000
                                                                            ------------     ------------
         Income tax expense - current                                       $          5     $         35
         Income tax benefit - deferred                                                (5)             (35)
                                                                            ------------     ------------

         Income tax benefit (expense)                                       $          -     $          -
                                                                            ============     ============

     B. As of March 31, 1999 and 2000, deferred income tax assets and liabilities are as follows:

                                                                                        March 31
                                                                            -----------------------------
                                                                                1999             2000
                                                                            ------------     ------------
         Current:
               Taxable temporary differences                                $        241     $        354
               Investment tax credits                                                155               69
                                                                            ------------     ------------
               Total                                                                 396              423
               Valuation allowance                                                    (4)               -
                                                                            ------------     ------------
                                                                                     392              423
                                                                            ------------     ------------
         Noncurrent:
               Taxable temporary differences                                          43                7
               Investment tax credits                                                364              335
               Operating loss carryforwards                                           35                -
                                                                            ------------     -------------
               Total                                                                 442              342
               Valuation allowance                                                     -                -
                                                                            ------------     ------------
                                                                                     442              342
                                                                            ------------     ------------

                                                                            $        834     $        765
                                                                            ============     ============

     C. The Company's income tax returns through taxable year ended December 31, 1997 have been examined by the tax authorities. The Company did not receive any tax assessment from the tax authorities as a result from the foregoing tax examinations.

     D. Pursuant to the "Statute for the Establishment and Administration of Science- Based Industrial Park," the Company was granted several periods of tax holidays with respect to income derived from approved investments and are eligible until December, 2002.

 13.     FINANCIAL INSTRUMENTS

     The Company's financial instruments are carried at cost, which approximates their fair value and are listed as follows:

                                                     March 31,1999             March 31,2000
                                                ------------------------- ------------------------
                                                  Carrying    Fair Value   Carrying    Fair Value
                                                    Value                    Value
                                                ------------- ----------- ------------ -----------
      Assets
           Cash                                   $  2,213      $  2,213    $  1,747     $  1,747
           Marketable securities                       173           173         174          174
           Notes and accounts
             receivable-net                         10,122        10,122      10,541       10,541
           Long-term investment                         40            40          32           32
           Refundable deposits                          87            87          83           83
      Liabilities
           Short-term bank loans                     2,796         2,796       6,533        6,533
           Commercial papers                         2,713         2,713       2,442        2,442
           Notes payable                               447           447         494          494
           Accounts payable                            916           916       2,678        2,678
           Long-term debts (including
               current portion)                      2,305         2,305       8,048        8,048

 14.     ASSETS PLEDGED AS COLLATERAL

                                              March 31
                                       -------------------------
                Assets                  1999           2000                Subject of collateral
     ------------------------------ -------------- -------------- -----------------------------------------
     Land                             $        -     $    3,292   Long-term loans
     Time deposit (shown in                                       Short-term guarantee and endorse for
       other current assets)                   -          3,156   the bank loan of subsidiary
     Machinery and equipment               1,008            882   Long-term loans
     Buildings                             5,140         15,173   Long-term loans
                                      ----------     ----------
                                      $    6,148     $   22,503
                                      ==========     ==========

 15. COMMITMENTS AND CONTINGENT LIABILITIES

     A. On July 27, 1995, the Company has acquired from Industrial Technology Research Institute specific product technology know-how related to light source driver, FBT Fiber Couplers, WIC and WBC, WDM attenuators and FBT attenuators. In consideration for the foregoing, the Company shall pay royalty, until 2001, equivalent to 1% of the sales value of the products covered by the agreement. As of April 24, 2000, the Company paid royalties of US$4,768.

     B. FIOPTEC Inc. and FOCI Optronic Components Inc. signed several contracts with third parties for the construction of its new plant amounting to $2,248. As of March 31, 2000, the two subsidiaries has outstanding obligations of $192 related to these contracts.


16. SEGMENT INFORMATION

     The Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 supersedes SFAS No. 14 "Financial Reporting for Segments of a Business Enterprise, " replacing the "industry segment" approach with "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company's reportable segments. SFAS 131 also requires disclosures about products and services, geographic areas and major customers.

     A. Industry: The Company is engaged in a single industry, which is manufacturing, selling, designing and installation of fiber optic related products.

     B.  Foreign markets

                                                                         Periods Ended March 31
                                                                    --------------------------------
             Area                                                      1999               2000
         -----------------                                          -------------      -------------
         Asia                                                       $       1,299      $       1,114
         United States                                                        865              1,859
         Europe                                                               665              1,283
         Other                                                                  6                 32
                                                                    -------------      -------------

                                                                    $       2,835      $       4,288
                                                                    =============      =============

     C.  Major customers

                                                             Periods Ended March 31
                                                   ---------------------------------------------
                                                           1999                     2000
                                                   --------------------     --------------------
         Customers                                  Amount           %       Amount           %
         ---------                                 ------------     ----    ------------     ----
              A                                    $          -        -    $        854       14
              B                                               -        -             725       12
                                                   ------------     ----    ------------     ----

                                                   $          -        -           1,579       26
                                                   ============     ====    ============     ====

     D.  Geographic information

                                                                                            Adjustments
                                                                                                and
                                                                                            Eliminating
                                                             Overseas         Taiwan           Entries      Consolidated
                                                            ------------    ------------     -----------   --------------
         March 31, 1999
         --------------
         Sales to customers other than the
           parent and its subsidiaries                      $        655    $      3,013     $          -    $      3,668
         Intercompany revenue                                          -           1,164           (1,164)              -
                                                            ------------    ------------     ------------    ------------

         Total sales                                        $        655    $      4,177     $     (1,164)   $      3,668
                                                            ============    ============     ============    ============

         Gross profit                                       $         48    $      1,270     $        (28)   $      1,290
                                                            ============    ============     ============
         Operating expenses                                                                                        (1,416)
         Non-operating income                                                                                         136
                                                                                                             ------------
         Income before income tax                                                                                      10
         Income tax                                                                                                     -
         Minority loss                                                                                                 14
                                                                                                             ------------
         Net income                                                                                          $         24
                                                                                                             ============

         Identifiable assets                                $      7,179    $     48,954     $    (12,330)   $     43,803
                                                            ============    ============     ============    ============

         March 31, 2000
         --------------
         Sales to customers other than the
           parent and its subsidiaries                      $      2,079    $      3,888     $          -    $      5,967
         Intercompany revenue                                          -           2,763           (2,763)              -
                                                            ------------    ------------     ------------    ------------

         Total sales                                        $      2,079    $      6,651     $     (2,763)   $      5,967
                                                            ============    ============     ============    ============

         Gross profit                                       $         39    $      2,421     $       (253)   $      2,207
                                                            ============    ============     ============
         Operating expenses                                                                                        (1,689)
         Non-operating expenses                                                                                      (374)
                                                                                                             ------------
         Income before income tax                                                                                     144
         Income tax                                                                                                     -
         Minority loss                                                                                                 31
                                                                                                             ------------

         Net income                                                                                          $        175
                                                                                                             ============

         Identifiable assets                                $      9,909    $     61,937     $    (12,017)   $     59,829
                                                            ============    ============     ============    ============


        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     On April 24, 2000, MRV Communications, Inc. (MRV) completed the acquisition of approximately 97% or the outstanding capital stock of Fiber Optic Communications, Inc. (FOCI), a Republic of China corporation, in exchange for approximately 4.8 million shares of MRV's common stock and approximately $48.6 million in cash. MRV's management has prepared the following unaudited pro forma condensed consolidated financial information to give effect to this acquisition. The Unaudited Pro Forma condensed consolidated Statement of Operations for the years ended December 31, 1999 and for the three-months ended March 3,1 2000 give effect to the FOCI acquisition as if it had taken place at the beginning of each period. The Unaudited Pro Forma condensed consolidated Balance Sheet as of March 31, 2000 gives effect to the FOCI acquisition as if it had taken place on such date.

     The pro forma adjustments, which are based upon available information and certain assumptions that the Company believes are reasonable in the circumstances, are applied to the historical financial statements of MRV and FOCI. The FOCI acquisition will be accounted for using the purchase method of accounting. MRV allocation of purchase price is based upon management's current estimates of the fair value of assets acquired and liabilities assumed in accordance with Accounting Principles Board No. 16. The purchase price allocations reflected in the accompanying unaudited pro forma condensed consolidated financial statements may be different from the final allocation of the purchase price and such differences may be material. The Company expects to complete a valuation and other procedures during the fourth quarter of 2000.

     The accompanying unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and the notes thereto for both MRV and FOCI. The unaudited pro forma condensed combined financial information is provided for informational purposes only and does not purport to represent what MRV's financial position or results of operations would actually have been had the FOCI acquisition occurred on such dates or to project MRV's results of operation or financial position for any future period.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2000

(in thousands)

                                                                              Pro Forma
                                                     MRV        FOCI         Adjustments             Total
                                                   --------  ----------     -------------         -----------

Current Assets:
Cash and cash equivalents                           19,467       1,747                 -             21,214
Short-term investments                              10,344         174                 -             10,518
Accounts receivable                                 54,374      10,541                 -             64,915
Inventories                                         37,569      12,720                 -             50,289
Refundable income taxes                              3,789           -                 -              3,789
Deferred income taxes                                6,800           -                 -              6,800
Other current assets                                 6,211       4,682                 -             10,893
                                                  --------- -----------       -----------        -----------
Total current assets                               138,554      29,864                 -            168,418
                                                  --------- -----------       -----------        -----------

Property and Equipment, net                         17,226      27,518             3,000   (1)       47,744

Other Assets:
Goodwill                                            26,201           -           258,703   (1)      284,904
Other intangibles                                        -       1,332                 -              1,332
U.S. Treasury notes                                 96,253           -           (48,578)  (1)       47,675
Investments in partner companies                    24,258           -                 -             24,258
Deferred income taxes                                5,479         342                 -              5,821
Long-term stock investments                              -          40                 -                 40
Loan financing costs and other                       3,143         741                 -              3,884
                                                  --------- -----------       -----------        -----------
Total assets                                       311,114      59,837           213,125            584,076
                                                  --------- -----------       -----------        -----------

Current Liabilities
Current maturities of capital lease obligation         122           -                 -                122
Current maturities of long-term debt                     -         625                 -                625
Short-term bank loans                                    -       6,533                 -              6,533
Commercial paper                                         -       2,442                 -              2,442
Accounts payable                                    23,789       2,678                 -             26,467
Accrued liabilities                                 15,690       4,377                 -             20,067
Note payable                                             -         494                 -                494
Income taxes payable                                     -         189                 -                189
Deferred revenue                                     1,041           -                 -              1,041
                                                  --------- -----------       -----------        -----------
Total current liabilities                           40,642      17,338                 -             57,980
                                                  --------- -----------       -----------        -----------

Long-Term Liabilities
Convertible debentures                              90,000           -                 -             90,000
Capital lease obligations, net of current portion    1,268           -                 -              1,268
Long-term debt, net of current portion                   -       7,423                 -              7,423
Deferred income taxes                                  281           -                 -                281
Accrued pension                                          -          67                 -                 67
Other long-term liabilities                          1,942         422                 -              2,364
                                                  --------- -----------       -----------        -----------
Total long-term liabilities                         93,491       7,912                 -            101,403
                                                  --------- -----------       -----------        -----------

Minority Interests                                   2,394           -                 -              2,394
Stockholders' Equity
Preferred stock                                          -           -                                    -
Common stock                                           126      23,891           (23,891)  (1)          126
Additional paid-in capital                         204,841      11,592           (11,592)  (1)
                                                         -           -           261,782   (1)      466,623
Legal Reserve                                            -         267              (267)  (1)            -
Treasury stock                                        (133)          -                                 (133)
Retained earnings (deficit)                        (24,241)       (580)              580   (1)      (24,241)
Accumulated other comprehensive income (loss)       (6,006)       (583)              583   (1)       (6,006)
Deferred compensation                                    -           -           (14,070)  (1)      (14,070)
                                                  --------- -----------       -----------        -----------
Total stockholders' equity                         174,587      34,587           213,125            422,299
                                                  --------- -----------       -----------        -----------

                                                  --------- -----------       -----------        -----------
Total liabilities and stockholders' equity         311,114      59,837           213,125            584,076
                                                  --------- -----------       -----------        -----------

 See notes to unaudited pro forma condensed consolidated financial information.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


(Amounts in thousands, except per share data)
                                                                                              Pro forma
                                                               MRV             FOCI          Adjustments             Total
                                                             -------           ------        -----------           ---------
                                                            --------          -------         ---------            ---------
Revenues, net                                                288,524           19,758                -              308,282
                                                            --------          -------         ---------            ---------
Costs and Expenses
Cost of goods sold                                           197,442           13,407                -              210,849
Research and development                                      35,319            1,256                -               36,575
Research and development of consolidated
development stage enterprises                                      -                -                -                    -
Selling, general and administrative expenses                  71,756            5,013                -               76,769
Amortization of goodwill and other intangibles                     -                -           51,741   (2)         51,741
Deferred compensation charges                                      -                -            3,518   (4)          3,518
                                                            --------          -------         ---------            ---------
Operating (loss)                                             (15,993)              82          (55,259)             (71,170)
                                                            --------          -------         ---------            ---------

Interest expenses related to convertible notes                 4,500                -                -                4,500

Interest income, net                                           4,822             (711)           2,672   (3)          6,783

Provision (credit) for income taxes                           (2,153)              68                -               (2,085)

Minority interest                                               (610)             (36)               -                 (646)
                                                            --------          -------         ---------            ---------
Net (loss)                                                   (12,908)            (661)         (52,587)             (66,156)
                                                            --------          -------         ---------            ---------

Basic and diluted net loss per share                           (0.48)                                                 (2.08)
                                                            --------                                               ---------

Weighted average shares outstanding used in basic and
diluted per shares calculation                                26,960                             4,800               31,760
                                                            --------                          ---------            ---------


 See notes to unaudited pro forma condensed consolidated financial information

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2000

(Amounts in thousands, except per share data)
                                                                                                  Pro Forma
                                                                 MRV             FOCI            Adjustments           Total
                                                                ------          ------           -----------         ---------
                                                               -------          ------           -------              -------
Revenues, net                                                   65,072           5,967                 -               71,039
                                                               -------          ------           -------              -------
Costs and Expenses
  Cost of goods sold                                            42,736           3,760                 -               46,496
  Research and development                                       6,060             425                 -                6,485
  Research and development of consolidated
  development stage enterprises                                  5,831               -                 -                5,831
  Selling, general and administrative expenses                  16,027           1,264                 -               17,291
  Amortization of goodwill and other intangibles                     -               -            12,935   (5)         12,935
  Deferred compensation charges                                      -               -               879   (7)            879
                                                               -------          ------           -------              -------
Operating (loss)                                                (5,582)            518           (13,814)             (18,878)
                                                               -------          ------           -------              -------
Interest expenses related to convertible notes                   1,125               -                                  1,125

Other income, net                                                  637            (374)              668   (6)            931

Provision (credit) for income taxes                               (494)              -                 -                 (494)

Minority interest                                                  287             (31)                -                  256
                                                               -------          ------           -------              -------
Net (loss)                                                      (5,863)            175           (13,146)             (18,834)
                                                               -------          ------           -------              -------

Basic and diluted net loss per share                             (0.21)                                                 (0.57)
                                                               -------                                                -------

Weighted average shares outstanding used in basic and
diluted per shares calculation                                  28,425                             4,800               33,225
                                                               =======          ======           =======              =======


 See notes to unaudited pro forma condensed consolidated financial information

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The pro forma financial information gives effect to the following pro forma adjustments:

(1) The purchase price of FOCI and the estimated allocation of the purchase price is summarized as follows (in thousands):


        Cash                                                  48,578
        Common stock                                         246,712
        Stock options                                         14,070
        Other costs                                            1,000
                                                           ---------
                                                             310,360
                                                           ---------

        Allocation of purchase price -

        Net assets of FOCI                                    34,587
        Property, Plant and equipment                          3,000
        Deferred Compensation                                 14,070
        Goodwill and other intangibles                       258,703
                                                           ---------
                                                             310,360
                                                           ---------


(2) The pro forma adjustment is for the amortization of $258.7 million of goodwill over 5 years or approximately $52.0 million for the year ended December 31, 1999.

(3) The pro forma adjustment is to reduce interest income by approximately $2.7 million for the year ended December 31, 1999 to reflect the use of investments of $48.6 million to fund the purchase price, assumes 5.5 percent return on investment.

(4) The pro forma adjustment is for the amortization of $14.1 million of deferred compensation over an expected life of 4 years or approximately $3.5 million for the year ended December 13, 1999.

(5) The pro forma adjustment is for the amortization of $258.7 million of goodwill over 5 years or approximately $12.9 million for the period ended March 31, 2000.

(6) The pro forma adjustment is to reduce interest income by approximately $668,000 for the period ended March 31, 1999 to reflect the use of investments of $48.6 million to fund the purchase price, assumes 5.5 percent return on investment.

(7) The pro forma adjustment is for the amortization of $14.1 million of deferred compensation over an expected life of 4 years or approximately $879,000 for the period ended March 31, 2000.